QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.9

AMENDMENT NO.1
INVESTOR SUBSCRIPTION AGREEMENT

        This AMENDMENT NO. 1 TO THE INVESTOR SUBSCRIPTION AGREEMENT (this "Amendment") is dated as of August 14, 2003, by and among Trimaran Fund II, L.L.C., Trimaran Parallel Fund II, L.P., Trimaran Capital, L.L.C., CIBC Employee Private Equity Partners (Trimaran) and CIBC MB Inc. (collectively "Trimaran"), Bear Stearns Merchant Banking Partners II, L.P., Bear Stearns Merchant Banking Investors II, L.P., Bear Stearns MB-PSERS II, L.P., The BSC Employee Fund III, L.P. and The BSC Employee Fund IV, L.P. (collectively "Bear") (each of Bear and Trimaran, a "Sponsor Purchaser" and together the "Sponsor Purchasers"), William P. Brick, Jimmy C. Weaver, Steven J. Janusek and Ben D. Key (each a "Management Purchaser" and together the "Management Purchasers" and together with the Sponsor Purchasers, the "Purchasers") and Reddy Ice Holdings, Inc. (f/k/a CAC Holdings Corp.), a Delaware corporation (the "Parent").

        WHEREAS, the Purchasers, the Parent and Packaged Ice, Inc. (upon the Merger, to be renamed Reddy Ice Group, Inc.) (with respect to Sections 6 and 18 thereof only) are parties to that certain investor subscription agreement, dated as of May 12, 2003 (the "Investor Subscription Agreement");

        WHEREAS, subject to the terms and conditions, and in reliance on the representations and warranties set forth in this Amendment, the undersigned parties have agreed to amend the Investor Subscription Agreement as set forth herein;

        NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, the Purchasers and the Parent hereby agree as follows.

        SECTION 1.    Amendments to Investor Subscription Agreement.    On and after the Effective Date (as hereinafter defined):

        (a)   Defined Terms. Each capitalized term used but not otherwise defined herein shall have the meaning assigned to such term in the Investor Subscription Agreement. In addition, the following term shall have the following meaning:

        "Shareholders Agreement" shall mean the Reddy Ice Holdings, Inc. Shareholders Agreement, dated as of August 14, 2003, by and among the Company and the Shareholders (as such term is defined therein).

        (b)   Subscription Obligations. Section 2(a) (and Schedule I referenced therein) of the Investor Subscription Agreement are hereby amended to provide that, at the closing of the Merger, the final subscription obligations (i.e., the equity commitments) of each of the Management Purchasers listed on Schedule A annexed hereto shall be as set forth in such Schedule A.

        (c)   William P. Brick's Permitted Reallocation. Section 2(a) of the Investor Subscription Agreement is further amended to provide that William P. Brick may reallocate, subject to the reasonable consent of the Sponsor Purchasers as to the allocation, up to $1,717,000 of his equity commitment to the other Management Purchasers and to the Management Investors listed on Schedule A to Annex I of the Investor Subscription Agreement.

        (d)   Addition of Management Investors. Section 2(a) of the Investor Subscription Agreement is further amended to include two (2) additional Management Investors to whom William P. Brick may reallocate his equity commitment: Raymond D. Booth and Marie R. Metzger.

        (e)   Effect of Restricted Shares on each Management Purchaser's Subscription Obligation. Section 2(a) of the Investor Subscription Agreement is further amended and clarified to include the following language:

          "The Restricted Shares issued to each Management Purchaser pursuant to the Shareholders Agreement shall be treated as equity securities purchased by each Management Purchaser in satisfaction of each Management Purchaser's subscription obligation to purchase a corresponding number of shares of equity securities under this Agreement."

        (f)    Closing. Section 2(b) of the Investor Subscription Agreement is amended to provide that the Closing shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or at such other place as the Sponsor Purchasers shall determine.

        SECTION 2.    Representations and Warranties.    The Purchasers and the Parent hereby represent and warrant that the representations and warranties made by them in the Investor Subscription Agreement are true and complete on and as of the date hereof as if made on and as of the date hereof.

        SECTION 3.    Effectiveness.    This Amendment shall be effective as of the day and year first written above (the "Effective Date") upon its execution and delivery by the Purchasers and the Parent. Except as herein provided, the Investor Subscription Agreement shall remain unchanged and in full force and effect.

        SECTION 4.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

        SECTION 5.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

[Remainder of this page intentionally left blank. Signature pages follow.]

        IN WITNESS WHEREOF, this Amendment has been duly executed by the Purchasers and the Parent as of the day and year first written above.

REDDY ICE HOLDINGS, INC. (f/k/a CAC Holdings Corp.)
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	President
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Vice President and Secretary
TRIMARAN FUND II, L.L.C.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
TRIMARAN PARALLEL FUND II, L.P.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
TRIMARAN CAPITAL, L.L.C.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director

CIBC EMPLOYEE PRIVATE EQUITY FUND (TRIMARAN) PARTNERS
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
CIBC MB INC.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
BEAR STEARNS MERCHANT BANKING PARTNERS II, L.P.
By:	Bear Stearns Merchant Capital II, L.P. its general partner
By:	JDH Management, L.L.C. its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director
BEAR STEARNS MERCHANT BANKING INVESTORS II, L.P.
By:	Bear Stearns Merchant Capital II, L.P. its general partner
By:	JDH Management, L.L.C. its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director

BEAR STEARNS MB-PSERS II, L.P.
By:	Bear Stearns Merchant Capital II, L.P. its general partner
By:	JDH Management, L.L.C. its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director
THE BSC EMPLOYEE FUND III, L.P.
By:	Bear Stearns Merchant Capital II, L.P. its general partner
By:	JDH Management, L.L.C. its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director
THE BSC EMPLOYEE FUND IV, L.P.
By:	Bear Stearns Merchant Capital II, L.P. its general partner
By:	JDH Management, L.L.C. its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director

/s/ WILLIAM P. BRICK William P. Brick
/s/ JIMMY C. WEAVER Jimmy C. Weaver
/s/ STEVEN J. JANUSEK Steven J. Janusek
/s/ BEN D. KEY Ben D. Key

Schedule A

Management Purchaser	Total Number of Common Shares	Total Number of Preferred Shares	Purchase Price
William P. Brick[1]	291.666667	291.666667	$583,333.33
Jimmy C. Weaver	364.583334	364.583334	$729,166.67
Steven J. Janusek	160.416666	160.416666	$320,833.33
Ben D. Key	94.791666	94.791666	$189,583.33

1
Brick's total equity commitment has not changed from $2,300,000, as provided in the Investor Subscription Agreement. Brick's total number of shares and purchase price provided in this Schedule A take into account the reallocation of a portion of his equity commitment.

QuickLinks

  Exhibit 10.9
AMENDMENT NO.1 INVESTOR SUBSCRIPTION AGREEMENT
  Schedule A